Exhibit 10.2

Original:		TMJ
cc:	TAA;	CAT
	KDM;	TJO
	CJN;	PJS
ILP:
Service Agreement No. 46284
Control No. 931002-288
FTS SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION (“Seller”) and UGI UTILITIES, INC. (“Buyer”).
WHEREAS, Buyer has a pre-order No. 636 FTS Service Agreement with Seller (No. 34227);
WHEREAS, Buyer has a capacity arrangement serving as agent for a group of end-users known as XD/LFD pursuant to (1) a “Partial Assignment Under the FTS Rate Schedule” (No. 38956) with appendices attached thereto, and (2) a “Service Agreement for Service Under FTS Rate Schedule” with Buyer as agent for XD/LFD (No. 39523), which arrangement was grandfathered as permitted by Order No. 636 (mimeo at pp. 84-85);
WHEREAS, it is necessary to enter into this FTS Service Agreement with Buyer and concurrently herewith new FTS Service Agreement (No. 39528) with Buyer as agent for XD/LFD as part of grandfathering this arrangement pursuant to Order No. 636;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Seller’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission’s regulations. Buyer warrants that service hereunder is being provided on behalf of UGI UTILITIES, INC., a local distribution company.

Service Agreement No. 46284
Control No. 931002-288
FTS SERVICE AGREEMENT (Cont’d)
Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission’s regulations and Seller’s Tariff.
Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.
Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Agreements Administration and notices to Buyer shall be addressed to it at P. O. Box 12677, 100 Kachel Boulevard, Suite 400, Reading, PA 19612-2677, Attention: Earl Smith, until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
FTS Service Agreement No. 34227, effective June 1, 1987, as it may have been amended, providing for transportation service under the FTS Rate Schedule.
Section 6. Other Obligations. Seller is not obligated to deliver under this Agreement and the Service Agreement between Seller and Buyer as agent for XD/LFD (No. 39528), on any one day, an aggregate of more than the maximum daily quantity set forth in this Agreement. Consequently, for billing purposes, the aggregate Reservation Charge monthly billing determinants under this Agreement and Service Agreement No. 39528 shall not exceed shall not exceed the Transportation Demand set forth in Appendix A hereto.

UGI UTILITIES, INC.			COLUMBIA GAS TRANSMISSION CORPORATION

By	/s/ Robert J. Chaney		By	/s/ Barry J. Lowery

	Title	Vice President & General Manager		Title	Manager — Agreements Admin

Revision No.
Control No. 1993-10-02 - 0288
Appendix A to Service Agreement No. 46284
Under Rate Schedule FTS
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
and (Buyer) UGI UTILITIES INC
Transportation Demand 50,412 Dth/day
Primary Receipt Points

			F
			o
			o
			t
			n
			o
Scheduling	Scheduling	Measuring	t	Measuring	Maximum Daily
Point No.	Point Name	Point No.	e	Point Name	Quantity (Dth/Day)
801	LEACH	801			50,412

Revision No.
Control No. 1993-10-02 - 0288
Appendix A to Service Agreement No. 46284
Under Rate Schedule FTS
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
and (Buyer) UGI UTILITIES INC
Primary Delivery Points

F
o
o
t
n
			o		Maximum Daily
Scheduling	Scheduling	Measuring	t	Measuring	Delivery Obligation
Point No.	Point Name	Point No.	e	Point Name	(Dth/Day)
72	UGI CORPORATION	72			50,412

Revision No.
Control No. 1993-10-02 - 0288
Appendix A to Service Agreement No. 46284
Under Rate Schedule FTS
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
and (Buyer) UGI UTILITIES INC
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.
Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

UGI UTILITIES, INC.

By	/s/ Robert J. Chaney

	Its	Vice President & General Manager

Date 2/3/97

COLUMBIA GAS TRANSMISSION CORPORATION

By	/s/ Barry J. Lowery

	Its	Manager — Agreements Administration

Date October 2, 1996